UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 17, 2004 (August 16, 2004)

Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-30270 (Commission File Number)	52-2183153 (IRS Employer Identification Number)

199 Benson Road, Middlebury, Connecticut                  06749
(Address of Principal Executive Offices)                     (Zip Code)

(203) 573-2000
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Required FD Disclosure

     Crompton Corporation announced today the completion of a multipart refinancing program. The components of the refinancing are (i) $600 million aggregate principal amount of privately offered senior notes; (ii) $220 million in new credit facilities consisting of a $120 million revolving credit facility and a $100 million pre-funded letter of credit facility; and (iii) a three-year extension of the Company's domestic accounts receivable program, giving the Company the ability to sell up to $125 million in domestic accounts receivable, which is an increase of $10.0 million to the Company's current domestic accounts receivable program.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

*     *     *

(c)	Exhibits.

	Exhibit Number	Exhibit Description

	99.1	Press Release dated August 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Crompton Corporation (Registrant)
By: /s/Barry J. Shainman Name: Barry J. Shainman Title: Secretary Date: August 16, 2004

Exhibit Index
Exhibit Number	Exhibit Description

99.1	Press Release dated August 16, 2004